UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT
                             _____________________

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): SEPTEMBER 15, 2004

                             WYNN RESORTS, LIMITED
            (Exact Name of Registrant as Specified in its Charter)

             NEVADA                    000-50028            46-0484987
 (State or Other Jurisdiction of      (Commission        (I.R.S. Employer
         Incorporation)               File Number)       Identification No.)

       3131 LAS VEGAS BOULEVARD SOUTH
             LAS VEGAS, NEVADA                                   89109
  (Address of Principal Executive Offices)                    (Zip Code)

                                 (702) 770-7555
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

Reference is made to Item 8.01 below. The sales of the securities were made in a private placement pursuant to Section 4(2) of the Securities Act of 1933, as amended, which determination was made based on factors including the limited number of purchasers and representations, warranties and covenants made by the purchasers.

ITEM 8.01         OTHER EVENTS.

As previously reported by the Registrant on a Form 8-K filed on September 2, 2004, the Registrant and Wynn Resorts International, Ltd., a subsidiary of the Registrant, entered into agreements with the third parties that own 17.5% of the indirect economic interests in Wynn Resorts (Macau) S.A., pursuant to which those interests would be exchanged for a total of 1,333,333 shares of the Registrant's common stock. The closing of the transactions contemplated by the agreements, including the Registrant's issuance of the 1,333,000 shares of common stock, occurred on September 15, 2004.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 17, 2004

                                            Wynn Resorts, Limited


                                            By:  /s/ John Strzemp
                                                ----------------------------
                                                John Strzemp
                                                Executive Vice President and
                                                Chief Financial Officer